FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2002

Electronic Data Systems Corporation
 (Exact name of registrant as specified in its charter)

Delaware	01-11779	75-2548221
(Sate or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive

Plano, Texas 75024-3105

(Address of Principal Executive Offices,

Including Zip Code)

Registrant's telephone number, including area code: (972) 604-6000

Item 9. Regulation FD Disclosure.

Electronic Data Systems Corporation, a Delaware corporation ("EDS"), hereby furnishes the following information under Item 9. Pursuant to the rules and regulations of the Securities and Exchange Commission, such information is not deemed to be filed hereunder.

On September 30, 2002, EDS posted the following open letter to shareholders on its website (www.eds.com).

                Exhibit
                Number           Description of Document

                  99.1            Text of open letter to shareholders of Electronic Data Systems Corporation posted on the company's website on
                                     September 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                            ELECTRONIC DATA SYSTEMS

                                                                                                                            CORPORATION

October 1, 2002                                                                                                   By:        /s/ D. Gilbert Friedlander

                                                                                                                                    D. Gilbert Friedlander, Senior Vice
                                                                                                                                    President, General Counsel and Secretary

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